Quarterly Holdings Report
for
Fidelity® Cloud Computing ETF
March 31, 2022
CCE-NPRT3-0522
1.9903834.100

Schedule of Investments March 31, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.9%
	Shares	Value
INFORMATION TECHNOLOGY – 93.4%
Communications Equipment – 1.1%
Netscout Systems, Inc. (a)	8,609	$ 276,177
IT Services – 11.9%
Atos SE	9,809	270,339
DigitalOcean Holdings, Inc. (a)	3,511	203,111
Kingsoft Cloud Holdings Ltd. (a)	29,667	180,079
MongoDB, Inc. (a)	1,751	776,726
Snowflake, Inc. Class A (a)	3,421	783,854
Twilio, Inc. Class A (a)	3,901	642,924
		2,857,033
Software – 69.6%
Alteryx, Inc. Class A (a)	5,116	365,947
Anaplan, Inc. (a)	8,086	525,994
Atlassian Corp. PLC Class A (a)	2,455	721,353
Avaya Holdings Corp. (a)	16,197	205,216
Box, Inc. Class A (a)	12,313	357,816
C3.ai, Inc. (a)	10,363	235,240
Citrix Systems, Inc.	4,703	474,533
CommVault Systems, Inc. (a)	4,545	301,561
Confluent, Inc. Class A (a)	7,071	289,911
Coupa Software, Inc. (a)	3,523	358,042
Datadog, Inc. Class A (a)	4,661	706,002
Datto Holding Corp. (a)	7,383	197,274
Dropbox, Inc. Class A (a)	17,034	396,041
Dynatrace, Inc. (a)	9,716	457,624
Elastic N.V. (a)	4,572	406,679
Five9, Inc. (a)	3,824	422,170
HubSpot, Inc. (a)	1,159	550,455
Kingdee International Software Group Co. Ltd. (a)	157,000	349,227
MicroStrategy, Inc. Class A (a)	733	356,473
New Relic, Inc. (a)	4,997	334,199
Nice Ltd. (a)	2,203	483,849
Nutanix, Inc. Class A (a)	13,911	373,093
Open Text Corp.	10,822	459,288
Pegasystems, Inc.	3,715	299,615
Qualtrics International, Inc. (a)	9,860	281,503
Salesforce.com, Inc. (a)	5,255	1,115,742
SAP SE	9,236	1,039,153
ServiceNow, Inc. (a)	1,760	980,126
Splunk, Inc. (a)	4,555	676,919
Teradata Corp. (a)	7,481	368,738

	Shares	Value

The Sage Group PLC	49,060	$ 452,939
UiPath, Inc. (a)	13,197	284,923
VMware, Inc. Class A	4,950	563,657
Workday, Inc. Class A (a)	3,020	723,169
Zoom Video Communications, Inc. Class A (a)	5,278	618,740
		16,733,211
Technology Hardware, Storage & Peripherals – 10.8%
Hewlett Packard Enterprise Co.	34,340	573,822
NetApp, Inc.	6,677	554,191
Pure Storage, Inc. Class A (a)	13,759	485,830
Seagate Technology Holdings PLC	5,456	490,495
Western Digital Corp. (a)	9,999	496,450
		2,600,788
TOTAL INFORMATION TECHNOLOGY		22,467,209
REAL ESTATE – 6.5%
Equity Real Estate Investment Trusts (REITs) – 6.5%
Digital Realty Trust, Inc.	5,076	719,777
Equinix, Inc.	1,144	848,413
TOTAL REAL ESTATE		1,568,190
TOTAL COMMON STOCKS (Cost $27,750,261)		24,035,399
Money Market Fund – 0.2%

Fidelity Cash Central Fund, 0.31% (b) (Cost $44,135)	44,126	44,135
TOTAL INVESTMENT IN SECURITIES – 100.1% (Cost $27,794,396)		24,079,534
NET OTHER ASSETS (LIABILITIES) – (0.1%)		(23,941)
NET ASSETS – 100.0%		$24,055,593

Legend
(a)	Non-income producing.
(b)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.31%	$—	$1,722,338	$1,678,203	$9	$—	$—	$44,135	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds.
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Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – Unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus.
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